UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) February 23, 2005

Onyx Acceptance Financial Corporation

Onyx Acceptance Owner Trust 2005-A

(Exact Name of Registrant as Specified in its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

333-113136 333-113136-03	33-0629768 51-6564376
(Commission File Numbers)	(Registrants’ I.R.S. Employer Identification Nos.)

27051 Towne Center Drive, Suite 200 Foothill Ranch, California	92610
(Address of Principal Executive Offices)	(Zip Code)

(949) 465-3500

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The Registrant is filing the exhibit listed in Item 9.01(c) below in connection with the issuance of Class A-1 Asset Backed Notes, Class A-2 Asset Backed Notes, Class A-3 Asset Backed Notes and Class A-4 Asset Backed Notes (collectively, the “Notes”) by Onyx Acceptance Owner Trust 2005-A described in the Final Prospectus Supplement dated February 15, 2005.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Exhibits.

Exhibit No.	Document Description
8.1	Opinion of Mayer, Brown, Rowe & Maw LLP with respect to tax matters

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant, Onyx Acceptance Financial Corporation, and the Co-Registrant, Onyx Acceptance Owner Trust 2005-A by its Depositor, Onyx Acceptance Financial Corporation, have each duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 23, 2005	ONYX ACCEPTANCE FINANCIAL CORPORATION

	By:	/s/ ALBERT A. CIAFRE
	Name:	Albert A. Ciafre
	Title:	Assistant Vice President

February 23, 2005	ONYX ACCEPTANCE OWNER TRUST 2005-A

	By:	Onyx Acceptance Financial Corporation, Depositor of Onyx Acceptance Owner Trust 2005-A

	By:	/s/ JERRY HAMSTEAD
	Name:	Jerry Hamstead
	Title:	Assistant Vice President

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